UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2025 (June 12, 2025)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of ASGN Incorporated (the “Company”) held on June 12, 2025, the Company’s stockholders approved the First Amendments to each of the Company’s Second Amended and Restated 2010 Incentive Award Plan (“Incentive Award Plan”) and Second Amended and Restated 2010 Employee Stock Purchase Plan (“ESPP”). The material terms of the amendments are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2025, which description is incorporated by reference in this Current Report on Form 8-K. A copy of the First Amendment to the Incentive Award Plan as so approved is included as Exhibit 10.1, and the First Amendment to the ESPP as so approved is included as Exhibit 10.2, to this Current Report on Form 8-K and they are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

A total of 43,864,078 shares of the Company’s common stock were entitled to vote as of April 16, 2025, the record date for the Annual Meeting. There were 41,695,164 shares present by proxy at the Annual Meeting, at which the stockholders were asked to vote on several proposals. Below is a summary of the proposals and corresponding votes.

Proposal 1.  Election of Directors

The first proposal was the election of four members of the Board to serve as directors until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified. Brian J. Callaghan, Theodore S. Hanson, Maria R. Hawthorne and Edwin A. Sheridan, IV were elected receiving votes as follows:

	For	Against	Abstain	Broker Non-Votes
Brian J. Callaghan	38,086,348	928,311	40,396	2,640,109
Theodore S. Hanson	38,576,889	445,213	32,953	2,640,109
Maria R. Hawthorne	38,558,247	450,553	46,255	2,640,109
Edwin A. Sheridan, IV	35,998,523	3,021,997	34,535	2,640,109

Proposal 2.  Advisory Vote on Executive Compensation

The non-binding advisory vote to approve the Company’s executive compensation for the year ended December 31, 2024 was approved as follows:

For	Against	Abstain	Broker Non-Votes
38,540,922	397,552	116,581	2,640,109

Proposal 3.  Approval of the First Amendment to the Company’s Incentive Award Plan

The proposal to approve the First Amendment to the Company’s Incentive Award Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
38,370,616	567,408	117,031	2,640,109

Proposal 4.  Approval of the First Amendment to the Company’s ESPP

The proposal to approve the First Amendment to the Company’s ESPP was approved as follows:

For	Against	Abstain	Broker Non-Votes
38,798,799	148,245	108,011	2,640,109

Proposal 5.  Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the Company’s stockholders as follows:

For	Against	Abstain	Broker Non-Votes
40,891,874	763,893	39,397	—

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1*	First Amendment to ASGN Incorporated Second Amended and Restated 2010 Incentive Award Plan
10.2*	First Amendment to ASGN Incorporated Second Amended and Restated 2010 Employee Stock Purchase Plan
104	Cover page interactive data file (formatted as inline XBRL)

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

Date: June 16, 2025	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
Senior Vice President, Chief Legal Officer and Secretary